UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2013

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28298	94-3154463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

249 East Grand Avenue

South San Francisco, California 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 266-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2013 Annual Salaries and 2012 Fiscal Year Cash Bonuses

On February 4, 2013 and February 5, 2013, the Compensation Committee (the “Committee”) of Board of Directors of Onyx Pharmaceuticals, Inc. (“Onyx”), approved the 2013 annual salaries (effective March 1, 2013) and 2012 fiscal year cash bonuses for Onyx’s named executive officers. The 2013 annual salaries and 2012 fiscal year cash bonuses are set forth in Exhibit 10.19 hereto and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Number	Description

10.19	Base Salaries for Fiscal Year 2013 and Cash Bonuses for Fiscal Year 2012 for Certain Named Executive Officers.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2013	ONYX PHARMACEUTICALS, INC.

	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.19	Base Salaries for Fiscal Year 2013 and Cash Bonuses for Fiscal Year 2012 for Certain Named Executive Officers.